EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Searchlight Minerals Corp. (the “Company”) for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SEARCHLIGHT MINERALS CORP.

Date: November 14, 2016	By:	/s/ Martin B. Oring
Martin B. Oring
Chief Executive Officer, President and Director (Principal Executive Officer and Principal Financial Officer)